                                UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 1, 2015

                        MANAGED FUTURES PREMIER ABINGDON L.P.
             (Exact name of registrant as specified in its charter)

   New York                      0-50735                      20-3845005
--------------                   ------------------            ------------------
(State or other          (Commission File         (IRS Employer
jurisdiction of               Number)                   Identification No.)
incorporation)

                            c/o Ceres Managed Futures LLC
                                         522 Fifth Avenue
                                      New York, NY 10036

              (Address and Zip Code of principal executive offices)

       Registrant's telephone number, including area code: (855)672-4468
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

     On June 1, 2015, the registrant issued 3,182.392 units of limited partnership interest (“Units”) in exchange for $4,419,531 in a transaction that was not registered under the Act. The Units were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Act and Section 506 of
Regulation D promulgated there under.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

       MANAGED FUTURES PREMIER ABINGDON L.P.
       By: Ceres Managed Futures LLC, General Partner

By /s/  Patrick T. Egan
              -----------------------
              Patrick T. Egan
              President and Director

Date: June 3, 2015